BRUNDAGE,                                                              BRUNDAGE,
STORY AND ROSE                                                    STORY AND ROSE
INVESTMENT TRUST                                                INVESTMENT TRUST

312 Walnut Street, 21st Floor                                 Semi-Annual Report
Cincinnati, Ohio 45202-4094                                         May 31, 2000
                                                                     (Unaudited)
BOARD OF TRUSTEES
                                                         Short/Intermediate Term
Francis S. Branin, Jr.                                         Fixed-Income Fund
Malcolm D. Clarke, Jr.                                               Equity Fund
John M. Kingsley, Jr.
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith

INVESTMENT ADVISER

Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER

IFS Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT

Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES

Nationwide: (Toll Free) 800-320-2212

                                                         [LOGO] BRUNDAGE,
                                                                STORY AND ROSE
                                                   Investment Counsel Since 1932

LETTER TO SHAREHOLDERS                                             July 20, 2000
================================================================================

ECONOMIC AND FINANCIAL MARKETS UPDATE - MID-YEAR 2000

Now that some of the speculative excess, especially in the ".com" segment of the technology sector, appears to have been wrung from the market, it is worth stepping back and remembering what really dictates the outlook for stocks:
Fundamentals.

Despite all of the hype about the Information Age and the transforming nature of the Internet, the investment potential of common stocks rests today, as always, upon the interplay of economic growth with profit potential, interest rates with inflation, and upon valuations. Since all of the above factors change, absolutely and relative to each other, successful investing has always rested upon flexibility. Indeed, the last year has offered some especially telling, and sobering, lessons in this regard. Some of the world's long-time investment luminaries have spectacularly disappointed investors of late, or simply left the industry, their once-sparkling records tarnished. Whether it was an inability on the part of some "Old Timers" to rationalize so swift and radical a change, or a lack of perspective in which to place that change -- never a problem for the breathless technophiles -- that brought about their downfall, successful investing is still in the end all about the fundamentals. So, taking a step back from the cacophony and confusion that surrounds the moment-to-moment workings of the financial markets, what is today's fundamental backdrop?

THE ECONOMY AND CORPORATE PROFITS

In the logic of capital markets, a company, or the market as a whole, is valued at a multiple of its earnings potential, with the multiple affected by the real (inflation adjusted) rate of growth of those earnings, and earnings in turn affected by the overall rate of growth in the economy and the specific opportunities available in a given sector or company. Under this admittedly oversimplified view of an efficient capital market, both faster growth and lower inflation result in an increase in the multiple an investor should be willing to pay for a given level of earnings.

The first step in assembling today's fundamental backdrop is assessing the health of and the outlook for earnings for the economy in general. On the earnings front, operating earnings for the S&P 500 have accelerated dramatically off the Asian crisis-induced decline of 1998, showing a remarkable 20.7% year-over-year rate of improvement in the first quarter of 2000. While it is true that the consensus of Wall Street strategists is that corporate earnings growth will begin to slow as we anniversary the strong improvement in the second half of 1999, the outlook for earnings remains excellent for the rest of the year. Furthermore, looking into 2001, these same strategists are predicting a reacceleration of earnings growth as the year progresses. While we are never very comfortable being closely aligned with consensus expectations, our own forecasts are not dissimilar, although we would not be surprised if an inherently unpredictable event were to upset the neat linear progression of these projections.

The news on the macro-economic front is, if anything, even better: Expectations are that economic growth will continue to slow from the unsustainably high rate in late 1999, but then stabilize around 3-31/2%. This rate of growth in the U.S., along with the expansion now firmly in place in most of the rest of the world, should be not only robust enough to provide a good operating environment of U.S. companies, but also not so fast as to risk an overheating of the economy that would impel higher inflation and accordingly higher interest rates.

INTEREST RATES AND INFLATION

If the outlook for the economy and earnings remains strong, is inflation enough of a problem to make the real, inflation adjusted, earnings picture less rosy? Or, worse, has the recent acceleration of inflation been just the beginning of growing inflationary pressures, and will the Federal Reserve Bank respond to this trend with still more interest rate increases in order to prevent the inflationary expectations from imbedding themselves in the real economy? In the first case, if the recent acceleration of inflation is more than just an oil price induced spike, then the doubling of the rate of increase of the Consumer Price Index (CPI) over the last year and a half will certainly pressure valuations. Conversely, should the latter concern be on the mark, the expectations for slowing, but still robust, earnings and economic growth would turn out to be too optimistic, as an increase in interest rates to levels meaningfully higher than today's would likely transform the current gentle deceleration in economic growth into a jarring stop.

As it so often turns out, we believe that we will continue to chart a middle course: Not a rate of inflation extreme enough to corrupt the quality of earnings, but high enough to include a reactionary monetary policy that results in a slowdown in both the real and nominal rates of earnings growth. As support for this rather sanguine view on the outlook for inflation and interest rates, we look to two things: The evident vigilance of the Federal Reserve in the face of what was widely agreed to be an overheating economy in late 1999 and the difference between the core and reported inflation rates.

As clearly evidenced in the historical pattern of the FED Funds target rate, the Federal Reserve has been highly responsive both to signs of accelerating inflation and to signs of unsustainably high economic growth. Over the last year, the FED Funds target rate has been raised on five separate occasions totaling a 1.75 percentage point increase. While it is too soon to say definitively that the elusive economic soft landing has been achieved, the FED is now clearly ahead of the curve in terms of responding to signs of economic overheating.

At the same time, we believe that the CPI, with its volatile commodity components of food and energy, can be a misleading indicator of underlying inflationary trends. This has been especially true over the last few years, as sharp swings in the price of crude oil have resulted in considerable volatility in the reported CPI numbers, but little meaningful change in the actual rate of inflation in the economy. Obviously a sustained increase in energy prices can push inflation upward over time, but we do not see convincing evidence, either in wage pressures or in a broad measure of prices, that current inflationary trends are out of control, or require a more aggressive FED posture. Core consumer prices have actually been remarkably stable.

THE $64 QUESTION

In our opinion then, the fundamental backdrop for the financial markets is actually quite good. The economy is slowing, but remains very healthy, and the outlook for profit growth in most sectors is positive. In addition, the strains placed on the economy by too rapid growth, fueled in part by the "wealth effect" of stock market riches, have eased. The key to the outlook for the market then becomes one of whether or not it is appropriately valued. In addressing this crucial issue, we looked back at twenty years of stock market statistics in an attempt to find a common denominator to which we could relate periods of higher and lower stock market valuations. What we discovered is that there has been a remarkable correlation between the valuation of the stock market as a whole and any given level of long term (10 year U.S. Treasuries) interest rates. In other words, at a given level of interest rates, the PE on the stock market can be expected to "regress" to a certain average level from temporary periods -- which will always occur -- of under or over-valuation.

Using this historical relationship and the current 6% yield on 10-year U.S. Treasuries, and disregarding all other variables, one could expect with a 90% degree of confidence that the market (as represented by the S&P 500) would be considered fairly valued at between 20x and 24x earnings. While this is certainly below the current trailing PE on the S&P 500 of 27.8x, it is in line with the market's valuation on earnings estimates for 2001 of 23.6x Also,
overvaluation   by  historical   standards  is  today   entirely  a  product  of
breathtakingly high PEs in the technology sector; the rest of the market is valued at the low end of historical expectations. Furthermore, given the exciting changes wrought by technology, and that earnings growth this year and next is likely to be well above the 6.1% annual average of the last twenty years, we would argue that the current environment is actually much better than it has been over most of the last two decades.

BRUNDAGE, STORY AND ROSE EQUITY FUND

The first half of fiscal 2000 was another period of strong investment performance in the Equity Fund. Specifically, for the six months ended May 31, 2000, returns on the Fund were 6.5% compared to 2.8% for the S&P 500. For the twelve months ended May 31, 2000, returns on the Equity Fund were 12.27% versus 10.5% in the Standard and Poor's 500.

Of course, the story of the last six months was not their totality, but the marked contrast in the month-by-month returns in the market during the period. In fact, while December and March were good months for stocks, January, February, April and May were all periods during which broad measures of the stock market showed negative returns. Furthermore, within the broad stock market, there were individual companies and sectors, specifically the previously high-flying technology sector, which saw violent gyrations.

We were able to position the Fund to participate in the market's upward moves over the last six months while dampening downward volatility in the Portfolio. To a great extent, this was a result of how we had structured the Fund over the last year, with an emphasis on growth but with a strong valuation overlay. In particular, we were able to dampen somewhat the volatility experienced in the technology and telecommunications sectors through underweighted positions while enhancing returns through good stock selections. We also profited from an emphasis on undervalued energy companies.

Looking forward, we have now rebuilt positions in fast growing and dynamic information technology companies while also positioning the Fund to benefit from ongoing consolidation in communications services, with a particular emphasis on wireless. We are also positive on "medical technology" including pharmaceuticals, medical devices companies and enabling instrumentation companies.

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FUND

Interest rates rose for most maturities in the U.S. Treasury market for the six months through May 31, 2000, particularly in the short and intermediate portion of the curve. The six-month Treasury bill rate rose 78 basis points (0.78%), the two-year note 66 basis points and the five-year note 41 basis points. With the Federal Reserve actively raising short-term rates, the Treasury yield curve moved to an inverted shape during the period. Ten-year Treasury rates were nearly unchanged and long maturities were lower by 25 basis points. We are now in an unusual situation where two-year notes out-yield 30 year bonds by about 50 basis points. The U.S. Treasury has been actively buying back long-term Treasury bonds; this, along with the Fed raising short-term rates 100 basis points, has caused the curve to invert. Nominal returns for the period ranged from about 1.5% for 3-5 year Treasuries to 5.5% for longer maturity issues.

Other sectors of the bond market have exhibited poor returns relative to Treasuries. Volatility in the equity markets, uncertainty about the economic outlook, Federal Reserve activity and the heavy supply of new debt have all contributed to poor liquidity and a difficult market for non-Treasury issues. The U.S. Agency market, which had been -- like Treasuries -- a safe haven, suffered severely after high ranking Treasury officials commented that the quasi-government guarantees on U.S. Agency debt may be taken away. We are uncertain of the ultimate status of the Agencies and would be cautious at this time considering the size of issuance that emanates from the sector.

The corporate sector also performed poorly during the last six months. The financial sector was particularly hard-hit. Also, credit specific risk has risen. The ratio of quality upgrades to downgrades by the rating agencies has moved into negative territory. Some companies have experienced severe dislocations in the value of their debt. Interestingly, this period has been as bad for quality credits as for lower-rated issues. Thus, returns for AA-rated and BB-rated corporates have been similar. The return for 3-5 year corporates was about 0.60% for the 6-month period, underperforming Treasuries by nearly 100 basis points (1.00%).

Although the net returns of the Fund were modest, 0.42% for the 6-month period and 1.54% for the 12 months through May 31st, we are cautiously optimistic looking ahead, particularly on the non-Treasury sectors of the bond market. The yield advantage from quality corporate bonds is significant so we anticipate adding to this sector, focusing in short maturities. Given the volatility of corporate spreads, we feel trading opportunities will arise from time to time in longer maturities. In the mortgage sector, we may also add some weighting, given current yield levels. Most importantly, we continue to focus on security selection as the primary method of adding value to the fund.

SUMMARY

In summary, we believe the balance between fundamentals and equity valuations is favorable. Yes, the market is richly valued and likely to mark time as investors digest the gains of the last few years. And yes, there are still pockets of extreme speculation -- again, mostly in the technology area -- to be avoided. Nonetheless, investors can, we believe, be comfortable with the long-term outlook. Selectivity, flexibility and discipline remain the watchwords of this market. The fixed income outlook seems better after a period of low and disappointing returns. We would expect that investment performance in the coming year should at least equal the current coupon yields available from good quality bonds, perhaps falling in the 6-8% range.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2000 (UNAUDITED)
===========================================================================================
                                                                 SHORT/
                                                              INTERMEDIATE
                                                                  TERM
                                                              FIXED-INCOME        EQUITY
                                                                  FUND             FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost (original cost $38,701,028
      and $41,986,716, respectively) .....................    $ 38,654,565     $ 41,986,716
                                                              ============     ============
   At market value (Note 2) ..............................    $ 37,325,991     $ 54,740,648
Investments in repurchase agreements (Note 2) ............         134,855        1,261,272
Interest and principal paydowns receivable ...............         560,992              207
Dividends receivable .....................................              --           43,951
Receivable for securities sold ...........................             603          482,831
Receivable for capital shares sold .......................           5,839            3,850
Other assets .............................................          14,451           17,325
                                                              ------------     ------------
   TOTAL ASSETS ..........................................      38,042,731       56,550,084
                                                              ------------     ------------
LIABILITIES
Dividends payable ........................................          19,012               --
Payable for capital shares redeemed ......................          49,427            6,225
Payable for securities purchased .........................       1,506,094          341,879
Payable to affiliates (Note 4) ...........................          10,300           45,275
Other accrued expenses and liabilities ...................          13,566           28,272
                                                              ------------     ------------
   TOTAL LIABILITIES .....................................       1,598,399          421,651
                                                              ------------     ------------

NET ASSETS ...............................................    $ 36,444,332     $ 56,128,433
                                                              ============     ============

Net assets consist of:
Paid-in capital ..........................................    $ 38,436,078     $ 34,554,924
Undistributed net investment income ......................             729            1,604
Accumulated net realized gains (losses)
   from security transactions ............................        (798,756)       7,556,701
Net unrealized appreciation (depreciation)
  on investments .........................................      (1,193,719)      14,015,204
                                                              ------------     ------------
Net assets ...............................................    $ 36,444,332     $ 56,128,433
                                                              ============     ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ...       3,594,975        2,515,024
                                                              ============     ============
Net asset value, offering price and redemption
   price per share (Note 2) ..............................    $      10.14     $      22.32
                                                              ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
==========================================================================================
                                                                SHORT/
                                                             INTERMEDIATE
                                                                 TERM
                                                             FIXED-INCOME        EQUITY
                                                                 FUND             FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................................    $  1,239,990     $     78,098
   Dividends ............................................              --          265,879
                                                             ------------     ------------
      TOTAL INVESTMENT INCOME ...........................       1,239,990          343,977
                                                             ------------     ------------
EXPENSES
   Investment advisory fees (Note 4) ....................          94,751          179,338
   Administrative services fees (Note 4) ................          37,813           54,878
   Accounting services fees (Note 4) ....................          18,000           19,700
   Professional fees ....................................          10,166           10,166
   Transfer agent and shareholder service fees (Note 4) .           7,200            7,200
   Registration fees ....................................           7,276            4,835
   Trustees' fees and expenses ..........................           9,711            9,711
   Insurance expense ....................................           5,565            6,886
   Postage and supplies .................................           6,312            6,720
   Reports to shareholders ..............................           3,141            4,841
   Pricing expense ......................................           3,773              612
   Custodian fees .......................................           3,492            3,055
   Distribution expenses (Note 4) .......................             387              771
   Other expenses .......................................           4,007            8,578
                                                             ------------     ------------
      TOTAL EXPENSES ....................................         211,594          317,291
   Fees waived by the Adviser (Note 4) ..................         (88,418)              --
                                                             ------------     ------------
      NET EXPENSES ......................................         123,176          317,291
                                                             ------------     ------------

NET INVESTMENT INCOME ...................................       1,116,814           26,686
                                                             ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
      security transactions .............................        (644,761)       7,689,455
   Net change in unrealized appreciation/
      depreciation on investments .......................        (316,145)      (4,358,101)
                                                             ------------     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS        (960,906)       3,331,354
                                                             ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............    $    155,908     $  3,358,040
                                                             ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================================
                                                             SHORT/INTERMEDIATE TERM
                                                                FIXED-INCOME FUND                   EQUITY FUND
                                                          -----------------------------     -----------------------------
                                                           SIX MONTHS                        SIX MONTHS
                                                             ENDED             YEAR            ENDED             YEAR
                                                             MAY 31,          ENDED            MAY 31,          ENDED
                                                              1999         NOVEMBER 30,         1999         NOVEMBER 30,
                                                           (UNAUDITED)         1999          (UNAUDITED)         1999
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .............................    $  1,116,814     $  2,110,297     $     26,686     $      4,872
   Net realized gains (losses) from
      security transactions ..........................        (644,761)        (148,056)       7,689,455        4,258,788
   Net change in unrealized appreciation/
      depreciation on investments ....................        (316,145)      (1,685,649)      (4,358,101)       6,063,505
                                                          ------------     ------------     ------------     ------------
Net increase in net assets from operations ...........         155,908          276,592        3,358,040       10,327,165
                                                          ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ........................      (1,119,620)      (2,106,762)         (25,082)         (21,064)
   From net realized gains from
      security transactions ..........................              --         (245,416)      (4,278,312)      (2,622,479)
                                                          ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders .....................      (1,119,620)      (2,352,178)      (4,303,394)      (2,643,543)
                                                          ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold .........................       1,919,642        4,395,836        4,132,447        3,793,019
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...............         988,303        2,036,777        4,211,416        2,624,110
   Payments for shares redeemed ......................      (4,067,042)      (5,025,647)      (2,509,108)      (3,548,244)
                                                          ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
   from capital share transactions ...................        (159,097)       1,406,966        5,834,755        2,868,885
                                                          ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS ................       2,122,809         (668,620)       4,889,401       10,552,507

NET ASSETS:
   Beginning of period ...............................      38,567,141       39,235,761       51,239,032       40,686,525
                                                          ------------     ------------     ------------     ------------
   End of period .....................................    $ 36,444,332     $ 38,567,141     $ 56,128,433     $ 51,239,032
                                                          ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ..................    $        729     $      3,535     $      1,604     $         --
                                                          ============     ============     ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED
                                                        MAY 31,                          YEARS ENDED NOVEMBER 30,
                                                         2000          ------------------------------------------------------------
                                                      (UNAUDITED)        1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  10.40        $  10.96     $  10.69     $  10.69     $  10.73     $   9.94
                                                       --------        --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income ...........................       0.30            0.58         0.60         0.62         0.62         0.64
   Net realized and unrealized
      gains (losses) on investments ................      (0.26)          (0.49)        0.27           --        (0.04)        0.79
                                                       --------        --------     --------     --------     --------     --------
   Total from investment operations ................       0.04            0.09         0.87         0.62         0.58         1.43
                                                       --------        --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income ............      (0.30)          (0.58)       (0.60)       (0.62)       (0.62)       (0.64)
   Distributions from net realized gains ...........         --           (0.07)          --           --           --           --
                                                       --------        --------     --------     --------     --------     --------
Total distributions ................................      (0.30)          (0.65)       (0.60)       (0.62)       (0.62)       (0.64)
                                                       --------        --------     --------     --------     --------     --------

Net asset value at end of period ...................   $  10.14        $  10.40     $  10.96     $  10.69     $  10.69     $  10.73
                                                       ========        ========     ========     ========     ========     ========

Total return .......................................      0.42%(C)        0.80%        8.39%        6.03%        5.65%       14.84%
                                                       ========        ========     ========     ========     ========     ========

Net assets at end of period (000's) ................   $ 36,444        $ 38,567     $ 39,236     $ 36,653     $ 33,377     $ 35,272
                                                       ========        ========     ========     ========     ========     ========

Ratio of net expenses to average net assets(A) .....      0.65%(B)        0.65%        0.65%        0.65%        0.65%        0.60%

Ratio of net investment income to average net assets      5.90%(B)        5.43%        5.58%        5.88%        5.90%        6.21%

Portfolio turnover rate ............................       186%(B)          53%          90%          46%          40%          39%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.12%(B), 1.05%, 1.04%, 1.07%, 1.09% and 1.09% for the periods ended May 31 2000, November 30, 1999, 1998, 1997, 1996 and 1995 respectively (Note 4).
(B)  Annualized.
(C)  Not Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED
                                                        MAY 31,                 YEARS ENDED NOVEMBER 30,
                                                         2000          ------------------------------------------------------------
                                                      (UNAUDITED)        1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  22.81        $  19.47     $  19.40     $  17.18     $  14.91     $  12.43
                                                       --------        --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income ...........................       0.01            0.00         0.04         0.06         0.06         0.07
   Net realized and unrealized gains on investments        1.42            4.61         2.01         3.65         2.97         3.02
                                                       --------        --------     --------     --------     --------     --------
Total from investment operations ...................       1.43            4.61         2.05         3.71         3.03         3.09
                                                       --------        --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income ............      (0.01)          (0.01)       (0.04)       (0.06)       (0.07)       (0.06)
   Distributions from net realized gains ...........      (1.91)          (1.26)       (1.94)       (1.43)       (0.69)       (0.55)
                                                       --------        --------     --------     --------     --------     --------
Total distributions ................................      (1.92)          (1.27)       (1.98)       (1.49)       (0.76)       (0.61)
                                                       --------        --------     --------     --------     --------     --------

Net asset value at end of period ...................   $  22.32        $  22.81     $  19.47     $  19.40     $  17.18     $  14.91
                                                       ========        ========     ========     ========     ========     ========

Total return .......................................      6.51%(A)       25.43%       11.96%       23.98%       21.27%       26.08%
                                                       ========        ========     ========     ========     ========     ========

Net assets at end of period (000's) ................   $ 56,128        $ 51,239     $ 40,687     $ 35,343     $ 27,540     $ 24,191
                                                       ========        ========     ========     ========     ========     ========

Ratio of net expenses to average net assets ........      1.15%(B)        1.15%        1.15%        1.19%        1.30%        1.45%

Ratio of net investment income to average net assets      0.10%(B)        0.01%        0.24%        0.34%        0.42%        0.52%

Portfolio turnover rate ............................        68%(B)          37%          50%          49%          44%          42%

(A)  Not Annualized.
(B)  Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2000 (UNAUDITED)
===========================================================================================
     PAR                                                                          MARKET
    VALUE       INVESTMENT SECURITIES -- 102.4%           RATE     MATURITY        VALUE
-------------------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 43.0%
$  1,200,000    U.S. Treasury Bills .................               1/16/00    $  1,166,232
     200,000    U.S. Treasury Notes .................    6.625      7/31/01         199,688
   1,225,000    U.S. Treasury Notes .................    6.125     12/31/01       1,213,133
     800,000    U.S. Treasury Notes .................    6.625      3/31/02         798,250
   1,500,000    U.S. Treasury Notes .................    6.625      4/30/02       1,496,250
   1,200,000    U.S. Treasury Notes .................    6.000      7/31/02       1,182,376
   1,000,000    U.S. Treasury Notes .................    5.500      5/31/03         968,750
   1,000,000    U.S. Treasury Notes .................    5.750      8/15/03         973,750
     550,000    U.S. Treasury Notes .................    7.500      2/15/05         569,250
     900,000    U.S. Treasury Notes .................    5.875     11/15/05         871,875
   3,400,000    U.S. Treasury Notes .................    7.000      7/15/06       3,471,189
   1,900,000    U.S. Treasury Notes .................    6.125      8/15/07       1,859,032
     875,000    U.S. Treasury Notes .................    6.500      2/15/10         887,852
------------                                                                   ------------
$ 15,750,000    TOTAL U.S. TREASURY OBLIGATIONS
------------    (Amortized Cost $16,038,890) ........                          $ 15,657,627
                                                                               ------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.3%
$  1,500,000    FNMA ................................    8.500      6/15/00    $  1,515,000
   1,000,000    FHLMC ...............................    5.750      7/15/03         954,280
   1,500,000    FNMA ................................    5.625      5/15/04       1,409,276
   1,000,000    FNMA ................................    7.250      1/15/10         983,096
------------                                                                   ------------
$  5,000,000    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------    (Amortized Cost $5,040,005) .........                          $  4,861,652
                                                                               ------------
                U.S. GOVERNMENT AGENCY
                MORTGAGE-BACKED SECURITIES -- 6.7%
$     11,057    FHLMC GOLD#G-50274 ..................    7.500       6/1/00    $     11,040
       2,737    FHLMC GNOME #200068 .................    8.000       3/1/02           2,756
       9,952    FNMA DWARF #51935 ...................    8.000       4/1/02           9,960
      34,122    FHLMC GOLD #140094 ..................    7.500       5/1/05          33,492
     400,000    FNMA ................................    5.750      6/15/05         372,775
     378,585    FHLMC REMIC #1404-D .................    6.800      1/15/06         377,343
      25,618    FNMA DWARF #50480 ...................    8.000       9/1/06          25,743
     331,287    FNMA REMIC #92-24H ..................    7.500     11/25/06         331,559
      53,167    FHLMC REMIC #1523-PE ................    6.000     10/15/15          53,034
     139,796    FHLMC REMIC #1522-C .................    6.000      8/15/16         139,371
     352,310    FNMA REMIC #94-29PE .................    6.000      5/25/18         349,816
       6,260    GNMA #285639 ........................    9.000      2/15/20           6,463
     409,455    FHLMC REMIC #1699-C .................    6.200      2/15/24         407,019
     337,890    FNMA REMIC #250322 ..................    7.500       8/1/25         329,570
------------                                                                   ------------
$  2,492,236    TOTAL U.S. GOVERNMENT AGENCY
------------    MORTGAGE-BACKED SECURITIES
                (Amortized Cost $2,442,932) .........                          $  2,449,941
                                                                               ------------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===========================================================================================
     PAR                                                                          MARKET
    VALUE       INVESTMENT SECURITIES -- 102.4%          RATE      MATURITY        VALUE
                (CONTINUED)
-------------------------------------------------------------------------------------------
                OTHER MORTGAGE-BACKED SECURITIES -- 0.9%
$    161,866    Advanta Home Equity Loan Trust #92-1A    7.875      9/25/08    $    161,133
     158,442    CMC Securities Corp. III #94-B ......    6.000      2/25/09         157,678
------------                                                                   ------------
$    320,308    TOTAL OTHER MORTGAGE-BACKED SECURITIES
------------    (Amortized Cost $321,045)                                      $    318,811
                                                                               ------------

                ASSET-BACKED SECURITIES --  0.3%
$    107,034    J.C. Penney Credit Card Trust #B-A
------------    (Amortized Cost $108,470) ...........    8.950     10/15/01     $   106,747
                                                                                -----------

                CORPORATE BONDS --  38.2%
$  1,000,000    Alco Standard .......................    8.875      4/15/01       1,013,338
   1,000,000    Conseco, Inc. .......................    6.400      6/15/01         750,000
   1,175,000    EOP Operating LP ....................    6.376      2/15/02       1,143,467
     888,000    Rep Ny Corp. ........................    7.250      7/15/02         876,919
   1,000,000    Asian Development Bank ..............    5.750      5/19/03         954,098
     350,000    Simon Debart LP .....................    6.625      6/15/03         329,985
   1,000,000    Salomon Smith Barney Holdings, Inc. .    6.625     11/15/03         964,335
   1,300,000    Household Finance Corp. .............    5.875      9/25/04       1,194,921
     750,000    Lehman Brothers Holdings ............    7.750      1/15/05         729,460
   1,100,000    Emerson Electric ....................    7.875       6/1/05       1,113,930
   1,000,000    Chilgener S.A .......................    6.500      1/15/06         877,714
   1,000,000    Worldcom, Inc. ......................    8.000      5/15/06       1,000,484
     252,000    National Rural Utilities ............    5.750      11/1/08         219,930
   1,000,000    Goldman Sachs .......................    7.800      1/28/10         961,382
     725,000    Sempra Energy .......................    7.950       3/1/10         708,395
     400,000    MONY Group, Inc. ....................    8.350      3/15/10         391,567
     800,000    Penney (J.C.) Co. ...................    7.400       4/1/37         701,288
------------                                                                   ------------
$ 14,740,000    TOTAL CORPORATE BONDS
------------    (Amortized Cost $14,568,368) ........                          $ 13,931,213
                                                                               ------------

$ 38,409,578    TOTAL INVESTMENT SECURITIES
============    (Amortized Cost $38,519,710) ........                          $ 37,325,991
                                                                               ============

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===========================================================================================
    FACE                                                                         MARKET
   AMOUNT       REPURCHASE AGREEMENTS(A) -- 0.4%                                  VALUE
-------------------------------------------------------------------------------------------
$    134,855    Fifth Third Bank, 5.90%, dated 5/31/00,
============    due 6/01/00, repurchase proceeds $134,877                      $    134,855
                                                                               ------------
                TOTAL INVESTMENT SECURITIES AND
                REPURCHASE AGREEMENTS -- 102.8% .....                          $ 37,460,846

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.8%)                  (1,016,514)
                                                                               ------------

                NET ASSETS -- 100.0% ................                          $ 36,444,332
                                                                               ============

(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations

FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.5%                                    SHARES        VALUE
--------------------------------------------------------------------------------
TECHNOLOGY-- 23.7%
3Com Corp. * .....................................        21,500    $    898,969
Applied Materials, Inc. * ........................         6,000         501,000
At Home Corp. * ..................................        39,500         730,750
Compaq Computer Corp. ............................        41,000       1,076,250
Dell Computer Corp. * ............................        10,500         452,813
EMC Corp. * ......................................         9,186       1,068,447
Hewlett-Packard Co. ..............................        12,600       1,513,575
Honeywell International, Inc. ....................        15,200         831,250
Intel Corp. ......................................         9,600       1,196,400
Microsoft Corp. * ................................        16,000       1,001,000
Motorola, Inc. ...................................        13,000       1,218,750
Nortel Networks Corp. ............................        20,000       1,086,250
QUALCOMM, Inc. * .................................         4,500         298,688
Siebel Systems, Inc. * ...........................           136          15,912
Vodafone Airtouch PLC ............................        32,000       1,466,000
                                                                    ------------
                                                                      13,356,054
                                                                    ------------
HEALTH CARE-- 13.8%
Abbott Laboratories ..............................        35,700       1,452,544
Becton, Dickinson & Co. ..........................        47,500       1,386,406
Bristol-Myers Squibb Co. .........................        15,500         853,469
Guidant Corp. * ..................................        28,000       1,417,500
Lilly (Eli) & Co. ................................        17,500       1,332,188
Schering-Plough Corp. ............................        27,000       1,306,125
                                                                    ------------
                                                                       7,748,232
                                                                    ------------
FINANCIAL SERVICES-- 12.0%
American Express Co. .............................        18,000         968,625
American International Group, Inc. ...............         9,608       1,081,500
Chubb Corp. ......................................        15,500       1,085,000
Citigroup, Inc. ..................................        13,500         839,531
Fannie Mae .......................................        26,700       1,605,338
FleetBoston Financial Corp. ......................        30,688       1,160,390
                                                                    ------------
                                                                       6,740,384
                                                                    ------------
CAPITAL GOODS-- 10.2%
Avery Dennison Corp. .............................        21,000       1,286,250
Danaher Corp. ....................................        21,500       1,036,031
Illinois Tool Works, Inc. ........................         9,000         522,563
Molex, Inc. - Class A ............................        32,132       1,184,886
Thermo Electron Corp. * ..........................        89,750       1,665,984
                                                                    ------------
                                                                       5,695,714
                                                                    ------------
COMMUNICATION SERVICES-- 9.8%
America Online, Inc. * ...........................        11,000         583,000
AT&T Corp. .......................................        30,500       1,057,969
Leap Wireless International, Inc. * ..............         1,750          77,000
Lucent Technologies, Inc. ........................        20,000       1,147,500
Qwest Communications International, Inc. * .......        17,000         719,312
SBC Communications, Inc. .........................        12,000         524,250

EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.5% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------
COMMUNICATION SERVICES-- 9.8% (Continued)
US WEST, Inc. ....................................         7,000    $    504,000
WorldCom, Inc. * .................................        23,000         865,375
                                                                    ------------
                                                                       5,478,406
                                                                    ------------
CONSUMER STAPLES-- 9.5%
Bestfoods ........................................        20,000       1,290,000
Gillette Co. .....................................        17,500         584,062
McDonald's Corp. .................................        25,000         895,312
PepsiCo, Inc. ....................................        27,800       1,131,112
Sysco Corp. ......................................        33,500       1,404,906
                                                                    ------------
                                                                       5,305,392
                                                                    ------------
ENERGY-- 8.4%
Apache Corp. .....................................        11,000         669,625
Conoco, Inc. - Class B ...........................        51,468       1,466,838
Exxon Mobil Corp. ................................        19,201       1,599,683
Schlumberger Ltd. ................................        13,500         993,094
                                                                    ------------
                                                                       4,729,240
                                                                    ------------
BASIC MATERIALS-- 4.0%
Du Pont (E.I.) de Nemours and Co. ................        14,587         714,763
Ecolab, Inc. .....................................        39,300       1,503,225
                                                                    ------------
                                                                       2,217,988
                                                                    ------------
CONSUMER CYCLICALS-- 3.5%
H&R Block, Inc. ..................................        33,000       1,018,875
Nike, Inc. - Class B .............................        22,500         964,688
                                                                    ------------
                                                                       1,983,563
                                                                    ------------
TRANSPORTATION-- 2.6%
Landstar System, Inc. * ..........................        27,900       1,485,675
                                                                    ------------

TOTAL COMMON STOCKS (Cost $40,725,444) ...........                  $ 54,740,648
                                                                    ------------

================================================================================
                                                         FACE         MARKET
REPURCHASE AGREEMENTS(A) -- 2.3%                        AMOUNT         VALUE
--------------------------------------------------------------------------------
Fifth Third Bank, 5.90%, dated 5/31/00, due
6/01/00, repurchase proceeds $1,261,479 ..........   $  1,261,272   $  1,261,272
                                                     ============   ------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS -- 99.8%              $ 56,001,920

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ....                       126,513
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $ 56,128,433
                                                                    ============

 *   Non-income producing security.
(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)
================================================================================

1.   ORGANIZATION
Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund but with more volatility and with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the overthe-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are accounted for on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of May 31, 2000:

--------------------------------------------------------------------------------
                                                      BOND            EQUITY
                                                      FUND             FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $     82,283     $ 16,681,220
Gross unrealized depreciation ................      (1,280,012)      (2,791,395)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $ (1,197,729)    $ 13,889,825
                                                  ============     ============
Federal income tax cost ......................    $ 38,658,575     $ 42,112,095
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the financial statement cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of May 31, 2000, the Bond Fund had capital loss carryforwards for federal income tax purposes of $153,995 which expire on November 30, 2007. These capital loss carryforwards may be utilized in the current and future years to offset net realized gains prior to distributing any such gains to shareholders.

3.   INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $33,581,942 and $34,917,321, respectively, for the Bond Fund, and $19,533,276 and $17,987,240,
respectively, for the Equity Fund during the six months ended May 31, 2000.

4.   TRANSACTIONS WITH AFFILIATES
Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Integrated Fund Services, Inc.
(IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of May 31, 2000, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $88,418 of its investment advisory fees during the six months ended May 31, 2000.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund at an annual rate of 0.20% on each Fund's respective average daily net assets up to $50 million; 0.175% on such net assets between $50 and $100 million; and 0.15% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $19.50 per shareholder account from the Bond Fund and $15.00 per shareholder account from the Equity Fund, subject to a $1,200 minimum monthly fee from each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $3,000 from the Bond Fund and $2,700 from the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------------------------------
                                                         BOND FUND                    EQUITY FUND
                                                 -------------------------     -------------------------
                                                 SIX MONTHS                    SIX MONTHS
                                                   ENDED           YEAR          ENDED           YEAR
                                                   MAY 31,        ENDED          MAY 31,        ENDED
                                                    2000       NOVEMBER 30,       2000       NOVEMBER 30,
                                                 (UNAUDITED)       1999        (UNAUDITED)       1999
--------------------------------------------------------------------------------------------------------
Shares sold .................................       187,338        412,442        186,843        183,550
Shares issued in reinvestment
   of distributions to shareholders .........        96,615        191,704        194,269        145,475
Shares redeemed .............................      (398,370)      (473,265)      (112,219)      (173,018)
                                                 ----------     ----------     ----------     ----------
Net increase (decrease) in shares outstanding      (114,417)       130,881        268,893        156,007
Shares outstanding, beginning of year .......     3,709,392      3,578,511      2,246,131      2,090,124
                                                 ----------     ----------     ----------     ----------
Shares outstanding, end of year .............     3,594,975      3,709,392      2,515,024      2,246,131
                                                 ==========     ==========     ==========     ==========
--------------------------------------------------------------------------------------------------------

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